EXHIBIT 10.7

                               Management Agreement

                                January 13, 2003

CRIIMI Newco, LLC
11200 Rockville Pike
Rockville, MD 20852

                  Re: Management Agreement - CRIIMI Newco, LLC

Ladies and Gentlemen:

     For good and valuable consideration, each of the undersigned Persons, who have been designated as directors of CRIIMI Newco, LLC, a Delaware limited liability company (the "Company"), in accordance with the Limited Liability Company Agreement of the Company, dated as of January 13, 2003, as it may be amended or restated from time to time (the "LLC Agreement"), hereby agree as follows:

     1. Each of the undersigned accepts such Person's rights and authority as a Director under the LLC Agreement and agrees to perform and discharge such
Person's duties and obligations as a Director under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until such Person's successor as a Director is designated or until such Person's resignation or removal as a Director in accordance with the LLC Agreement. Each of the undersigned agrees and acknowledges that he or she has been designated as a "manager" of the Company within the meaning of the Delaware Limited Liability Company Act.

     2. Until the BRE Expiration Date, each of the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.

     3. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.

     This Management Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Management Agreement and all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the undersigned have executed this Management Agreement as of the day and year first above written.

                                        /s/David B. Iannarone
                                        ---------------------------------
                                        David B. Iannarone


                                        /s/Cynthia O. Azzara
                                        --------------------------------
                                        Cynthia Azzara


/s/Edna Astacio
------------------------------
Edna Astacio